Ramius Trading Strategies Managed Futures Fund
A series of Investment Managers Series Trust

Supplement dated September 15, 2014,
To the Summary Prospectus dated May 6, 2014,
and the Prospectus dated May 1, 2014

*** Important Notice Regarding the Fund ***

Name Change
Effective September 15, 2014, the name of the Fund has been changed to the “State Street/Ramius Managed Futures Strategy Fund.”  The Fund’s investment objective, principal investment strategies and principal risks remain the same.

Sub-Advisor Change
Effective September 15, 2014, SSgA Funds Management Inc. (“SSgA FM”), a wholly-owned subsidiary of State Street Corporation (“State Street”), has been appointed as Sub-Advisor with respect to the management of the fixed income strategy portfolio of the Fund.  SSgA FM replaced Horizon Cash Management LLC in that capacity.

SSgA FM has also been appointed as Sub-Advisor with respect to the management of the Fund’s overall investment program, including management of the assets of the Fund’s Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary. William Marr and Alexander Rudin, the portfolio managers of the Fund since its September 13, 2011 inception, have become employees of SSgA FM where they continue as portfolio managers of the Fund.

The following replaces information in the “Summary Section” of the Prospectus and the Summary Prospectus:

Sub-Advisor
SSgA Funds Management Inc. (“SSgA FM” or the “Sub-Advisor”)

Portfolio Managers
William Marr and Alexander Rudin have been portfolio managers for the Fund since its inception in September 2011.

Thomas Connelly has been a portfolio manager with respect to the Fund’s fixed income strategy portfolio since September 2014.

The following replaces the section entitled “Management of the Fund - Sub-Advisor” in the Prospectus:

Sub-Advisor
SSgA FM, a Massachusetts corporation with its principal place of business at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Fund’s investment Sub-Advisor and provides investment advisory services to the Fund pursuant to two sub-advisory agreements (each a “Sub-Advisory Agreement”) -- a Sub-Advisory Agreement among the Advisor, SSgA FM and the Trust on behalf of the Fund with respect to the Fund’s fixed income strategy portfolio (the “Fixed Income Portfolio”); and a Sub-Advisory Agreement among the Advisor, SSgA FM, the Trust on behalf of the Fund, and the Subsidiary with respect to the Fund’s overall investment program, including management of the assets of the Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary (collectively the “Investment Program”).  SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company.  As of June 30, 2014, SSgA FM had approximately $371.78 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street. As of June 30, 2014, SSgA had approximately $2.48 trillion in assets under management.

Under the Sub-Advisory Agreement with respect to the Fixed Income Portfolio, the Fund will pay the Sub-Advisor an annual sub-advisory fee, calculated daily and payable monthly, on the average daily net assets of the Fixed Income Portfolio equal to 0.0825% for the first $250 million of portfolio assets, 0.0750% for the next $250 million of portfolio assets and 0.0600% for any additional amounts over $500 million of portfolio assets.

Under the Sub-Advisory Agreement with respect to the Investment Program, the Advisor will pay SSgA FM annual sub-advisory fees, calculated daily and payable monthly, calculated as a percentage of the “net advisory fee” received by the Advisor on a calendar year basis equal to 30% of the first $1.2 million of the net advisory fee, 50% of the next $3.8 million of the net advisory fee, and 70% of the net advisory fee above $5 million.

The section entitled “Management of the Fund – Portfolio Managers of the Advisor” in the Prospectus is deleted.  The following replaces the section entitled “Management of the Fund – The Sub-Advisor” in the Prospectus:

Portfolio Managers of the Sub-Advisor
William Marr and Alexander Rudin, who have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception, joined State Street Global Advisors in September 2014.  Mr. Marr is Senior Managing Director, Head of Liquid Alternative Investments of State Street Global Advisors, and Mr. Rudin is Managing Director, Liquid Alternative Investments of State Street Global Advisors. Mr. Connelly has been a portfolio manager with respect to the Fund’s fixed income strategy portfolio since September 2014. Mr. Connelly is a Vice President of State Street Global Advisors.

William Marr.  Mr. Marr has been a portfolio manager of the State Street/Ramius Managed Futures Strategy Fund since inception. Before joining State Street Global Advisors, he co-founded Ramius Trading Strategies LLC, where he helped develop and launch the Fund.  Prior to Ramius, Mr. Marr was a Managing Director and Head of Hedge Fund Research and Portfolio Construction at Merrill Lynch. He joined Merrill Lynch in 2006 as Head of Directional Trading hedge fund strategies responsible for the FuturesAccess platform. In 2007, Mr. Marr spearheaded the launch of Systematic Momentum FuturesAccess which became Merrill Lynch's flagship multi-manager managed futures fund. Before joining Merrill Lynch, Mr. Marr was a Managing Director and Global Head of Alternative Investments for Julius Baer Investment Management, LLC, which he joined in July 2002 after serving as Senior Vice President and Head of FX Trading and Sales at Bank Julius Baer. Prior to joining Bank Julius Baer in 1998, Mr. Marr was Vice President of FX Hedge Fund Development at AIG International. From 1985 to 1997, Mr. Marr actively traded and managed FX cash, futures, forwards and derivatives for international trading firms including Bankers Trust and UBS. He received a Bachelor of Arts from Bowdoin College.

Alexander Rudin.  Mr. Rudin has been a portfolio manager of the State Street/Ramius Managed Futures Strategy Fund since inception. Before joining State Street Global Advisors, he co-founded Ramius Trading Strategies LLC, where he helped develop and launch the Fund. Prior to Ramius, Mr. Rudin was a key participant in making investment decisions for Systematic Momentum FuturesAccess and other Merrill Lynch-sponsored multi-manager hedge fund and managed futures products, alongside Mr. Marr. Before joining Merrill Lynch in May 2006, Mr. Rudin was First Vice President and Director of Quantitative Hedge Fund Research for Julius Baer Investment Management, LLC, which he joined in 2003. From 1998 to 2003 Mr. Rudin held several positions in quantitative finance in the fields of risk management, derivatives modeling, and systematic trading, with the preceding 6 years spent in academia focusing on theoretical physics research. He is an author or co-author of more than 40 articles in academic journals in the areas of theoretical physics and finance. Mr. Rudin holds a Ph.D. degree from Theoretical Physics Institute at the University of Minnesota, Minneapolis, another Ph.D. degree in Theoretical Physics from Ioffe Institute for Physics and Technology in St. Petersburg, Russia, and M.S. degree in Electrical Engineering from St. Petersburg State Technical University, Russia.

Thomas Connelly.  Mr. Connelly has been a portfolio manager with respect to the Fixed Income Portfolio of the Fund since September 2014. Mr. Connelly is a Vice President of State Street Global Advisors and a Senior Portfolio Manager in its Cash Group. He is responsible for total rate of return Short Duration strategies such as Ultra Short Term Fixed Income and 1-3 year multi-sector funds.  Prior to his current role, Mr. Connelly was a Senior Portfolio Manager for the US Cash Management Group where he managed a variety of cash portfolios and securities lending cash collateral pools. Prior to joining SSgA in 2003, Mr. Connelly was a Portfolio Manager at Standish Mellon Asset Management, where he was responsible for a variety of short- and intermediate-term fixed income mandates.

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Ramius Trading Strategies Managed Futures Fund

A series of Investment Managers Series Trust

Supplement dated September 15, 2014,
To the Statement of Additional Information (“SAI”) dated May 1, 2014

Effective September 15, 2014, SSgA Funds Management Inc. (“SSgA FM” or the “Sub-Advisor”) is the sub-advisor to the Fund.

The section entitled “Management of the Fund – Portfolio Managers of the Advisor” in the SAI is deleted.  The following replaces the section entitled “Management of the Fund – The Sub-Advisor” in the SAI:

The Sub-Advisor

SSgA FM provides sub-advisory services to the Fund pursuant to two separate sub-advisory agreements (each a “Sub-Advisory Agreement”)  -- a Sub-Advisory Agreement among the Advisor, SSgA FM and the Trust on behalf of the Fund with respect to the Fixed Income Portfolio, and a Sub-Advisory Agreement among the Advisor, SSgA FM, the Trust on behalf of the Fund, and the Subsidiary with respect to the Fund’s investment program, including management of the assets of the Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary (collectively the “Investment Program”).  The Sub-Advisor’s principal office is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.  The Sub-Advisor is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company.

The Fund compensates the Sub-Advisor for its services with respect to the Fixed Income Portfolio. The Advisor compensates the Sub-Advisor for its services with respect to the Investment Program. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Each Sub-Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, each Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor, the Sub-Advisor or the Trust. Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, upon 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor or the Advisor, upon 120 days’ written notice to the other party.  Additionally, each Sub-Advisory Agreement automatically terminates in the event of its assignment or upon termination of the Advisory Agreement.  Each Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Fund or the Trust in connection with the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties and obligations under the Sub-Advisory Agreement.

The following replaces the sections entitled “Management of the Fund – Portfolio Managers of the Sub-Advisor” in the SAI:

As of September 15, 2014, information on other accounts managed by William Marr and Alexander Rudin is as follows.

William Marr
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

Alexander Rudin
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

As of July 31, 2014, information on other accounts managed by Thomas Connelly is as follows.

Thomas Connelly
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	10	$95.54 billion	0	0
Other Pooled Investments	15	$37.45 billion	0	0
Other Accounts	91	$140.62 billion	0	0

Material Conflicts of Interest.  A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation.  The compensation of SSgA FM's investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA's Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm's overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of the Fund by the Portfolio Managers.  As of September 15, 2014, the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
William Marr	$10,001 - $50,000
Alexander Rudin	$10,001 - $50,000
Thomas Connelly	None

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